UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879

(Address of principal executive offices and zip code)

(951) 739 - 6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                At the Annual Meeting of Stockholders held on June 22, 2023, the stockholders of Monster Beverage Corporation (the “Company”) approved the amendment to and restatement of the Amended and Restated Certificate of Incorporation of the Company, as amended, to provide for an increase in the number of authorized shares of common stock, par value $0.005 per share, to 5,000,000,000 shares and for the exculpation of certain officers of the Company against personal liability, to the extent permitted by the Delaware General Corporation Law, as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). On June 23, 2023, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

On June 22, 2023, the Board of Directors (the “Board”) of the Company approved the Third Amended and Restated By-laws of the Company (the “By-laws”), effective the same day. The amendments effected by the By-laws account for the Securities and Exchange Commission’s recent adoption of universal proxy rules, recent changes to the Delaware General Corporation Law and a periodic review of the By-laws. Among other updates, the By-laws address informational requirements for stockholder notices seeking to bring business and/or propose director nominees at annual meetings of stockholders in accordance with the universal proxy rules, vacancies in the Board, alterations to the Board’s size, officers of the Company, and remove the requirement that stockholder lists be available for inspection during annual meeting of stockholders. This description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-laws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company, the following matters were submitted to a vote of the stockholders. For more information on the following proposals, see the Proxy Statement.

Proposal No. 1. To elect ten directors of the Company to serve until the 2024 annual meeting of stockholders.

In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	883,150,024	58,871,175	20,705,421
Hilton H. Schlosberg	912,477,041	29,544,158	20,705,421
Mark J. Hall	932,298,221	9,722,978	20,705,421
Ana Demel	907,104,113	34,917,086	20,705,421
James L. Dinkins	936,385,071	5,636,128	20,705,421
Gary P. Fayard	924,511,757	17,509,442	20,705,421
Tiffany M. Hall	937,193,806	4,827,393	20,705,421
Jeanne P. Jackson	930,837,467	11,183,732	20,705,421
Steven G. Pizula	901,066,778	40,954,421	20,705,421
Mark S. Vidergauz	892,657,832	49,363,367	20,705,421

Proposal No. 2. To ratify the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions
949,556,160	12,802,387	368,073

Proposal No. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
890,362,524	50,795,041	863,634	20,705,421

Proposal No. 4. To approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers.

In accordance with the results below, the Board of Directors of the Company determined that it will include a non-binding, advisory vote on the compensation of the Company’s executive officers in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
938,081,848	113,101	3,420,415	405,835	20,705,421

Proposal No. 5. To approve the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $0.005 per share, from 1,250,000,000 shares to 5,000,000,000 shares.

In accordance with the results below, the amendment and restatement of the Certificate of Incorporation to increase the number of authorized shares of common stock from 1,250,000,000 shares to 5,000,000,000 shares was approved.

Votes For	Votes Against	Abstentions
675,977,358	285,827,334	921,928

Proposal No. 6. To approve the amendment and restatement of the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

In accordance with the results below, the amendment and restatement of the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
801,727,927	139,235,367	1,057,905	20,705,421

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1     Second Amended and Restated Certificate of Incorporation of Monster Beverage Corporation.

Exhibit 3.2     Third Amended and Restated By-laws of Monster Beverage Corporation

Exhibit 104    The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 27, 2023	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors and Co-Chief Executive Officer